UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 11/30

Date of reporting period: 2/29/2016

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                    as of February 29, 2016 (Unaudited)

Deutsche MLP & Energy Infrastructure Fund

	Shares	Value ($)
Master Limited Partnerships 64.7%
Crude Oil & Refined Products 22.7%
Buckeye Partners LP	3,400	218,824
Fairway Energy Partners LLC (Units), 144A*	10,000	73,009
Magellan Midstream Partners LP	4,500	304,110
Sunoco Logistics Partners LP	6,500	160,160
		756,103
Diversified Midstream 20.5%
Enbridge Energy Partners LP	12,900	213,882
Enterprise Products Partners LP	13,405	313,275
Plains All American Pipeline LP	7,300	156,366
		683,523
Fee-based Gathering & Processing 5.4%
PennTex Midstream Partners LP	17,561	179,298
Natural Gas Pipelines & Storage 16.1%
Boardwalk Pipeline Partners LP	8,600	106,812
Dominion Midstream Partners LP*	4,068	123,586
EQT Midstream Partners LP	2,363	169,262
Spectra Energy Partners LP	2,921	135,271
		534,931
Total Master Limited Partnerships (Cost $2,377,666)		2,153,855
Common Stocks 30.4%
Crude Oil & Refined Products 5.6%
Inter Pipeline Ltd.	10,200	187,113
Diversified Midstream 18.9%
Enbridge Income Fund Holdings, Inc.	4,129	88,134
Enbridge, Inc.	5,500	194,268
Kinder Morgan, Inc.	10,685	193,292
Pembina Pipeline Corp.	6,164	153,667
		629,361
Natural Gas Pipelines & Storage 5.9%
Columbia Pipeline Group, Inc.	10,797	195,966
Total Common Stocks (Cost $964,401)		1,012,440
Cash Equivalents 14.0%
Central Cash Management Fund, 0.33% (a) (Cost $464,104)	464,104	464,104
	% of Net Assets	Value ($)
Total Long Positions (Cost $3,806,171) †	109.1	3,630,399
Other Assets and Liabilities, Net	(5.6)	(186,116)
Securities Sold Short	(3.5)	(116,320)
Net Assets	100.0	3,327,963

†	The cost for federal income tax purposes was $3,834,451. At February 29, 2016, net unrealized depreciation for all securities based on tax cost was $204,052. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $124,901 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $328,953.

	Shares	Value ($)
Common Stocks Sold Short 3.5%
Commodity Gathering & Processing 1.2%
Targa Resources Corp.	1,500	40,320
Crude Oil & Refined Products 2.3%
SemGroup Corp. "A"	4,000	76,000
Total Common Stocks Sold Short (Proceeds $122,370)		116,320

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*	Non-income producing security.
(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2016 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Master Limited Partnerships (b)	$2,080,846	$—	$73,009	$2,153,855
Common Stocks (b)	1,012,440	—	—	1,012,440
Short-Term Investments	464,104	—	—	464,104
Total	$3,557,390	$—	$73,009	$3,630,399
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Sold Short, at value (b)	$116,320	$—	$—	$116,320
Total	$116,320	$—	$—	$116,320

There have been no transfers between fair value measurement levels during the period ended February 29, 2016.

(b)	See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Master Limited Partnership
Balance as of November 30, 2015	$88,081
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	(15,072)
Amortization premium/discount	—
Purchases	—
(Sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of February 29, 2016	$73,009
Net change in unrealized appreciation (depreciation) from investments still held at February 29, 2016	$(15,072)

Asset Class	Fair Value at 2/29/2016	Valuation Technique(s)	Unobservable Input
Master Limited Partnership: Crude Oil & Refined Products	$73,009	Market Approach	Last Traded Price Adjusted for Proxy

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include the last traded price on the Exchange adjusted for proxy (the movement in a comparable securities index). A significant change between last traded price, adjusted for proxy, and the price of the security based on current trading on the securities exchange could result in a material change in the fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche MLP & Energy Infrastructure Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 22, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 22, 2016